                                                                   EXHIBIT 23.01
                       CONSENT OF INDEPENDENT ACCOUNTANTS
     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97830) of ESS Technology, Inc. of our report dated January 17, 1997, appearing on page 24 of this Form 10-K.

PRICE WATERHOUSE LLP
San Jose, California
March 18, 1997